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Exhibit 32.3

                               SHOPKO STORES, INC.

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of ShopKo Stores, Inc. (the "Company") certifies that, to his knowledge, the Quarterly Report on Form 10-Q of the Company for the quarter ended April 30, 2005 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 3, 2005

                                          SHOPKO STORES, INC.

                                              /s/ Paul G. White
                                              -----------------
                                              Paul G. White
                                              Senior Vice President,
                                              Chief Merchandising Officer,
                                              Co-Chief Executive Officer*

      This certification accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of the Securities Exchange Act of 1934.

* The office of Chief Executive Officer is comprised of three executive officers, each serving as Co-Chief Executive Officer.

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